                                                                    EXHIBIT 99.2


                               BADGER METER, INC.
                               BOARD OF DIRECTORS
                                  FEE SCHEDULE

                                EFFECTIVE 5/1/05

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                                                                                        ANNUAL
                                                                                    CORP. GOV. AND
                                                                                       EMPLOYEE           ANNUAL
                                                                       ANNUAL       BENEFIT PLANS         AUDIT
                      MONTHLY         BOARD         COMMITTEE      LEAD DIRECTOR      COMMITTEE         COMMITTEE
                     RETAINER      MEETING FEE     MEETING FEE          FEE          CHAIRMAN FEE      CHAIRMAN FEE
---------------------------------------------------------------------------------------------------------------------
Outside
Directors              $750          $1,500           $1,000           $2,000           $2,000            $4,000
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Employee
Directors          No Compensation as Directors
---------------------------------------------------------------------------------------------------------------------
Director
Emeritus               $750          $1,500             NO              N/A              N/A               N/A
---------------------------------------------------------------------------------------------------------------------


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